QUARTERLY FINANCIAL SUPPLEMENT AND EARNINGS PRESS RELEASE

JUNE 30, 2014

KITE REALTY GROUP TRUST

INVESTOR RELATIONS CONTACTS:

Dan Sink, Chief Financial Officer
Adam Basch, Investor Relations

30 S. MERIDIAN STREET • INDIANAPOLIS, INDIANA 46204 • 317.577.5600 • KITEREALTY.COM

QUARTERLY FINANCIAL SUPPLEMENT AND EARNINGS PRESS RELEASE – JUNE 30, 2014

PAGE NO.	TABLE OF CONTENTS
PR 1-10	Earnings Press Release

Quarterly Financial Supplement
1	Corporate Profile
2	Contact Information
3	Important Notes
4	Corporate Structure Chart
5	Consolidated Balance Sheets
6	Consolidated Statements of Operations for the Three and Six Months Ended June 30
7	Funds from Operations and Adjusted Funds from Operations for the Three and Six Months Ended June 30
8	Other Financial Information
9	Market Capitalization/Debt to EBITDA
9	Ratio of Debt to Total Undepreciated Assets as of June 30
10	Same Property Net Operating Income for the Three and Six Months Ended June 30
11	Net Operating Income by Quarter
12	Summary of Outstanding Debt as of June 30
13	Maturity Schedule of Outstanding Debt as of June 30
15	Top 10 Retail Tenants by Gross Leasable Area
16	Top 25 Tenants by Annualized Base Rent
17	Lease Expirations – Operating Portfolio
18	Lease Expirations – Retail Anchor Tenants
19	Lease Expirations – Retail Shops
20	Lease Expirations – Commercial Tenants
21	Summary Retail Portfolio Statistics Including Joint Venture Properties
22	Summary Commercial Portfolio Statistics
23	Development Projects
24	Redevelopment Projects
25	Property Dispositions
26	Geographic Diversification – Operating Portfolio
27	Operating Retail Portfolio Summary Report
30	Operating Commercial Properties
31	Earnings Guidance

A-1	Appendix – Pro Forma Combined Supplemental Data
A-2	Combined Corporate Profile
A-3	Combined Company Total Outstanding Debt Summary
A-4	Top 10 Combined Retail Tenants
A-5	Lease Expirations – Combined Operating Portfolio
A-6	Lease Expirations – Combined Retail Anchor and Shop Tenants
A-7	Inland Operating Retail Portfolio Summary

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate company engaged primarily in the development, construction, acquisition, ownership and operation of high-quality neighborhood and community shopping centers in selected markets in the United States. We are organized as a real estate investment trust ("REIT") for federal income tax purposes. As of June 30, 2014, we owned interests in 70 properties totaling approximately 12.2 million square feet and an additional 0.7 million square feet in three development projects currently under construction. We completed our merger with Inland Diversified Real Estate Trust (“Inland Diversified”) on July 1, 2014.  We now own 133 properties and 20.6 million owned square feet.  See Appendix for Combined Company Supplemental Data.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of acquisitions and redevelopments. New investments are focused in the shopping center sector in markets where we currently operate and where we believe we can leverage our existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of June 30, 2014

	# of Properties	Total GLA /NRA	Owned GLA /NRA

Operating Properties1	66	11,683,173	8,876,729

Redevelopment Properties:
- Under Construction	2	320,302	318,330
- Pending Construction	2	212,163	204,463
Subtotal Redevelopment Properties	4	532,465	522,793
Total Operating and Redevelopment Properties	70	12,215,638	9,399,522

Development Projects:
- Under Construction	3	734,791	513,368
Total All Properties	73	12,950,429	9,912,890

	Retail	Commercial	Total

Operating Properties – Leased Percentage	95.2%	95.2%	95.2%

States			12

Stock Listing: New York Stock Exchange symbol: KRG

____________________
1	64 retail and two office properties

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Dan Sink, Chief Financial Officer	Bank of America/Merrill Lynch	Janney Capital Market
Kite Realty Group Trust	Mr. Jeffrey Spector/Mr. Craig Schmidt	Mr. Michael Gorman/Mr. Timothy Feron
30 South Meridian Street, Suite 1100	(646) 855-1363/(646) 855-3640	(215) 665-6224/(215) 665-4493
Indianapolis, IN 46204	jeff.spector@baml.com	mgorman@janney.com
(317) 577-5609	craig.schmidt@baml.com	tferon@janney.com
dsink@kiterealty.com
	BMO Capital Markets	KeyBanc Capital Markets
Adam Basch, Investor Relations	Mr. Paul E. Adornato	Mr. Jordan Sadler/Mr. Todd Thomas
Kite Realty Group Trust	(212) 885-4170	(917) 368-2280/(917) 368-2286
30 South Meridian Street, Suite 1100	paul.adornato@bmo.com	tthomas@keybanccm.com
Indianapolis, IN 46204		jsadler@keybanccm.com
(317) 578-5161	Capital One Securities, Inc.
abasch@kiterealty.com	Mr. Christopher Lucas/Mr. Vineet Khanna	Raymond James
	(571) 633-8151/(571) 835-7013	Mr. Paul Puryear/Mr. R. J. Milligan
Transfer Agent:	christopher.lucas@capitalone.com	(727) 567-2253/(727) 567-2660
	vineet.khanna@capitalone.com	paul.puryear@raymondjames.com
Broadridge		richard.milligan@raymondjames.com
Ms. Kristen Tartaglione	Citigroup Global Markets
51 Mercedes Way	Mr. Michael Bilerman/Ms. Christy McElroy	Stifel, Nicolaus & Company, Inc.
Edgewood, NY 11717	(212) 816-1383/(212) 816-6981	Mr. Nathan Isbee
(631) 392-5810	michael.bilerman@citigroup.com	(443) 224-1346
	christy.mcelroy@citigroup.com	nisbee@stifel.com
Stock Specialist:
	Evercore Partners	Wells Fargo Securities, LLC
Barclays Capital	Mr. Benjamin Yang, CFA/ Ms. Catherine Klinchuch	Mr. Jeffrey J. Donnelly, CFA /Ms. Tamara Fique
45 Broadway	(415) 229-8070/(212) 497-0897	(617) 603-4262/(443) 263-6568
20th Floor	ben.yang@evercore.com	jeff.donnelly@wellsfargo.com
New York, NY 10006	catherine.klinchuch@evercore.com	tamara.fique@wellsfargo.com
(646) 333-7000
Hilliard Lyons
Ms. Carol L. Kemple
(502) 588-1839
ckemple@hilliard.com

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 to be filed on or about August 8, 2014, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions, particularly in light of the recent slowing of growth in the U.S. economy;
•	financing risks, including the availability of and costs associated with sources of liquidity;
•	the Company’s ability to refinance, or extend the maturity dates of, its indebtedness;
•	the level and volatility of interest rates;
•	the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;
•	the competitive environment in which the Company operates;
•	acquisition, disposition, development and joint venture risks;
•	property ownership and management risks;
•	the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes;
•	potential environmental and other liabilities;
•	impairment in the value of real estate property the Company owns;
•	risks related to the geographical concentration of our properties in Indiana, Florida, Texas and North Carolina;
•	other factors affecting the real estate industry generally; and
•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form

10-K for the fiscal year ended December 31, 2013, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations

Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales and impairments of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, we have also provided FFO adjusted for the write-off of deferred financing costs in the first quarter of 2013 and costs incurred in the first and second quarters of 2014 related to our merger with Inland Diversified Real Estate Trust (“IDIV”).  We believe this supplemental information provides a meaningful measure of our operating performance.  We believe our presentation of adjusted FFO provides investors with another financial measure that may facilitate comparison of operating performance between periods and among our peer companies.  FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense, impairment, and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

CORPORATE STRUCTURE CHART – JUNE 30, 2014

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	June 30, 2014	December 31, 2013
Assets:
Investment properties, at cost:
Land	$343,372,841	$333,458,070
Land held for development	55,943,799	56,078,488
Buildings and improvements	1,384,322,981	1,351,641,925
Furniture, equipment and other	5,889,005	4,970,310
Construction in progress	88,111,081	130,909,478
	1,877,639,707	1,877,058,271
Less: accumulated depreciation	(251,414,868)	(232,580,267)
	1,626,224,839	1,644,478,004
Cash and cash equivalents	22,628,414	18,134,320
Tenant receivables, including accrued straight-line rent of $15,673,299 and $14,490,070, respectively, net of allowance for uncollectible accounts	27,608,726	24,767,556
Other receivables	3,807,369	4,566,679
Escrow deposits	9,925,188	11,046,133
Deferred costs, net	53,579,731	56,387,586
Prepaid and other assets	3,704,711	4,546,752
Total Assets	$1,747,478,978	$1,763,927,030

Liabilities and Equity:
Mortgage and other indebtedness	$874,516,933	$857,144,074
Accounts payable and accrued expenses	54,995,861	61,437,187
Deferred revenue and other liabilities	40,462,089	44,313,402
Total Liabilities	969,974,883	962,894,663

Commitments and contingencies

Redeemable noncontrolling interests in the Operating Partnership	40,781,994	43,927,540

Equity:
Kite Realty Group Trust Shareholders’ Equity:
Preferred Shares, $.01 par value, 40,000,000 shares authorized, 4,100,000 shares issued and outstanding.	102,500,000	102,500,000
Common Shares, $.01 par value, 450,000,000 shares authorized, 131,547,538 shares and 130,826,217 shares issued and outstanding, respectively	1,315,475	1,308,262
Additional paid in capital	824,073,343	821,526,172
Accumulated other comprehensive (loss) income	(1,424,608)	1,352,850
Accumulated deficit	(193,105,408)	(173,130,113)
Total Kite Realty Group Trust Shareholders’ Equity	733,358,802	753,557,171
Noncontrolling Interests	3,363,299	3,547,656
Total Equity	736,722,101	757,104,827
Total Liabilities and Equity	$1,747,478,978	$1,763,927,030

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

CONSOLIDATED STATEMENTS OF OPERATIONS – THREE AND SIX MONTHS (UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Revenue:
Minimum rent	$31,221,687	$22,652,292	$62,481,723	$43,132,499
Tenant reimbursements	8,315,228	5,537,062	17,478,089	11,092,810
Other property related revenue	1,306,140	1,726,628	3,543,155	6,731,666
Total revenue	40,843,055	29,915,982	83,502,967	60,956,975
Expenses:
Property operating	6,890,778	5,032,725	14,206,034	10,133,563
Real estate taxes	4,303,135	3,449,818	9,416,158	6,960,778
General, administrative and other	2,313,358	1,814,287	5,419,460	3,954,236
Merger and acquisition costs	3,280,098	236,613	7,760,487	413,512
Impairment charge	—	5,371,428	—	5,371,428
Depreciation and amortization	19,737,108	13,807,431	37,176,713	25,192,395
Total expenses	36,524,477	29,712,302	73,978,852	52,025,912
Operating income	4,318,578	203,680	9,524,115	8,931,063
Interest expense	(7,521,991)	(6,942,818)	(14,904,836)	(13,270,926)
Income tax expense of taxable REIT subsidiary	(75,614)	(104,833)	(22,468)	(75,881)
Other income (expense)	83,323	(39,045)	(9,621)	7,863
Loss from continuing operations	(3,195,704)	(6,883,016)	(5,412,810)	(4,407,881)
Discontinued operations1:
Income from operations	—	(370,796)	—	(789,163)
Gain on sale of operating property, net	—	—	3,198,772	—
(Loss) income from discontinued operations	—	(370,796)	3,198,772	(789,163)
Loss before gain on sale of operating properties	(3,195,704)	(7,253,812)	(2,214,038)	(5,197,044)
Gain on sale of operating properties1	—	—	3,489,338	—
Consolidated net (loss) income	(3,195,704)	(7,253,812)	1,275,300	(5,197,044)
Net loss attributable to noncontrolling interests	219,502	661,009	80,590	636,154
Net (loss) income attributable to Kite Realty Group Trust	(2,976,202)	(6,592,803)	1,355,890	(4,560,890)
Dividends on preferred shares	(2,114,063)	(2,114,063)	(4,228,125)	(4,228,125)
Net loss attributable to common shareholders	$(5,090,265)	$(8,706,866)	$(2,872,235)	$(8,789,015)

Net (loss) income per common share attributable to Kite Realty Group Trust common shareholders – basic and diluted
Loss from continuing operations attributable to common shareholders	$(0.04)	$(0.09)	$(0.04)	$(0.10)
Income from discontinued operations attributable to common shareholders	0.00	(0.01)	0.02	(0.00)
Net loss attributable to common shareholders	$(0.04)	$(0.10)	$(0.02)	$(0.10)

Weighted average common shares outstanding – basic and diluted	131,537,866	91,066,817	131,282,150	84,486,979
Dividends declared per common share	$0.065	$0.06	$0.125	$0.12

Loss attributable to Kite Realty Group Trust common shareholders:
Loss from continuing operations	$(5,090,265)	$(8,361,511)	$(5,917,227)	$(8,057,908)
(Loss) income from discontinued operations	—	(345,355)	3,044,992	(731,107)
Net loss attributable to Kite Realty Group Trust common shareholders	$(5,090,265)	$(8,706,886)	$(2,872,235)	$(8,789,015)

___________________
1
The Financial Accounting Standards Board (“FASB”) has issued ASU 2014-08 regarding the criteria for reporting discontinued operations. The Company has elected to early adopt this standard. Therefore, beginning in the first quarter of 2014, activity related to individual properties sold or held for sale will no longer be included as discontinued operations on the consolidated statements of operations unless such activity represents a strategic shift that has or will have a major effect on the Company’s operations and financial results or unless the asset was held for sale at the end of a prior reporting period..

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS (‘AFFO”)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Funds From Operations
Consolidated net (loss) income	$(3,195,704)	$(7,253,812)	$1,275,300	$(5,197,044)
Less dividends on preferred shares	(2,114,063)	(2,114,063)	(4,228,125)	(4,228,125)
Less net income attributable to noncontrolling interests in properties	(49,842)	(29,795)	(76,475)	(61,772)
Less gain on sale of operating properties	—	—	(6,784,887)	—
Add impairment charge	—	5,371,428	—	5,371,428
Add depreciation and amortization, net of noncontrolling interests	19,511,682	14,078,520	36,950,890	25,639,803
Funds From Operations of the Kite Portfolio1	14,152,073	10,052,278	27,136,703	21,524,290
Less redeemable noncontrolling interests in Funds From Operations	(679,739)	(673,452)	(1,304,591)	(1,583,477)
Funds From Operations allocable to the Company1	$13,472,334	$9,378,826	$25,832,112	$19,940,813

Basic and Diluted FFO per share of the Kite Portfolio	$0.10	$0.10	$0.20	$0.24

Funds From Operations of the Kite Portfolio	$14,152,073	$10,052,278	$27,136,703	$21,524,290
Add back: merger and acquisition costs	3,280,098	—	7,760,487	—
Add back: accelerated amortization of deferred financing fees	—	—	—	171,572
Funds From Operations of the Kite Portfolio, as adjusted	$17,432,171	$10,052,278	$34,897,190	$21,695,862
Basic and Diluted FFO per share of the Kite Portfolio, as adjusted	$0.13	$0.10	$0.25	$0.24

Basic weighted average Common Shares outstanding	131,537,866	91,066,817	131,282,150	84,486,979
Diluted weighted average Common Shares outstanding	131,745,088	91,391,141	131,483,282	84,801,949
Basic weighted average Common Shares and Units outstanding	138,175,595	97,799,238	137,922,409	91,221,006
Diluted weighted average Common Shares and Units outstanding	138,382,817	98,123,563	138,123,542	91,535,976

AFFO

Total FFO of the Kite Portfolio, as adjusted	$17,432,171	$10,052,278	$34,897,190	$21,695,862
Add:
Depreciation of non-real estate assets	128,849	97,276	225,824	187,254
Amortization of deferred financing costs	537,930	510,927	1,059,394	1,106,492
Stock-based compensation	634,010	354,410	1,099,877	680,322
Less:
Straight-line rent and above/below market rent	1,662,851	1,745,597	3,714,385	2,957,589
Amortization of debt premium	2,021	76,361	4,042	122,989
Maintenance capital expenditures	326,596	266,532	735,715	435,898
Revenue enhancing T/I - retail2	1,066,565	1,854,180	1,368,125	3,091,324
External leasing commissions	262,549	298,311	499,711	512,838
Revenue enhancing T/I - office	334,090	—	525,091	319,551
Total AFFO available to shareholders	$15,078,288	$6,773,910	$30,435,216	$16,229,741

Total AFFO per share	$0.11	$0.07	$0.22	$0.18

____________________
1
“Funds From Operations of the Kite Portfolio measures 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds From Operations allocable to the Company” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

2	Excludes anchor retenanting projects

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

OTHER FINANCIAL INFORMATION

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Other Financial Information:
Capital expenditures1
Tenant improvements – Retail	$1,066,565	$1,854,180	$1,368,125	$3,091,324
Tenant improvements – Commercial	334,090	—	525,091	319,551
Leasing commissions – Retail	262,549	298,311	470,273	512,838
Leasing commissions – Commercial	—	—	29,438	—
Capital improvements2	326,596	266,532	735,715	435,898
Scheduled debt principal payments	1,477,680	1,698,198	3,021,09	3,426,507
Straight line rent – total	707,751	1,077,844	1,752,926	1,686,838
Market rent amortization income from acquired leases	955,100	667,753	1,961,459	1,270,751
Amortization of debt premium	2,021	76,361	4,042	122,989
Non-cash compensation expense	634,010	354,410	1,099,877	680,322
Capitalized interest	1,094,893	1,167,520	2,490,227	2,946,213
Mark to market lease amount in Deferred revenue and other liabilities on consolidated balance sheet	30,746,755	11,788,340
Acreage of undeveloped, vacant land in the operating portfolio3	30.2
Amortized of Deferred Financing costs	$537,930	$510,927	$1,059,394	$1,106,492

____________________
1
Excludes landlord work, tenant improvements and leasing commissions relating to development and redevelopment projects and first-generation space. Also excludes $1.5 million and $3.2 million of anchor tenant reanchoring costs for the three and six months ended June 30, 2014.

2	A portion of these capital improvements are reimbursed by tenants and are revenue producing.
3	Not reflected in construction in progress and land held for development on the consolidated balance sheet (book value $5.9 million at June 30, 2014).
4	Reflects impact for full quarter for operating property tenants commencing cash rent in the quarter offset by terminated tenants.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

MARKET CAPITALIZATION AS OF JUNE 30, 2014

		Total	Percent of
	Percent of	Market	Total Market
	Total Equity	Capitalization	Capitalization
Equity Capitalization:
Total Common Shares Outstanding	95.2%	131,547,538

Operating Partnership ("OP") Units Outstanding	4.8%	6,635,784

Combined Common Shares and OP Units	100.0%	138,183,322

Market Price of Common Shares		$6.14

Series A Preferred Shares ($26.27/share)		107,707,000

Total Equity Capitalization		956,152,597	53%

Debt Capitalization:
Company Consolidated Outstanding Debt		874,516,933

Less: Partner Share of Consolidated Joint Venture Debt2		(10,966,146)

Company Share of Outstanding Debt		863,550,787

Less: Cash and Cash Equivalents		(22,628,414)

Total Net Debt Capitalization		840,922,373	47%

Total Enterprise Value		$1,797,074,970	100%

RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS AS OF JUNE 30, 2014

Consolidated Undepreciated Real Estate Assets		$1,877,639,706
Escrow and Other Deposits		9,925,188
		$1,887,564,894

Total Consolidated Debt		$874,516,933
Less: Cash		(22,628,414)
		$851,888,519

Ratio of Net Debt to Total Undepreciated Real Estate Assets		45.1%

RATIO OF COMPANY SHARE OF DEBT TO EBITDA AS OF JUNE 30, 2014

Company share of consolidated debt		$863,550,787
Less: Cash		(22,628,414)
Less: Construction borrowings for developments under construction3		(40,470,389)
		800,451,984
Q2 2014 EBITDA, annualized:
- consolidated	$96,222,744
- pro forma adjustment1	16,049,035
- minority interest EBITDA	(133,938)	112,137,841
		7.14x

____________________
1
Represents full year effect of adjustments for seasonality of percentage rent, and normalizing other property related revenue (including lease termination fees and gains on land sales) and merger and acquisition costs.

2	Includes partners’ share of Fishers Station, Beacon Hill and Bayport Commons.
3	Includes construction-related debt with no current NOI in the operating statements.

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Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended June 30,			Six Months Ended June 30,
	2014	2013	% Change	2014	2013	% Change
Number of properties at period end1	50	50		50	50

Leased percentage at period end	96.3%	95.9%		96.3%	95.9%
Minimum rent	$18,369,497	$17,535,330		$37,142,381	$35,517,475
Tenant recoveries	5,355,566	5,027,093		11,535,599	10,657,285
Other income	481,290	438,707		1,257,988	1,122,386
	24,206,353	23,001,130		49,935,968	47,297,146

Property operating expenses	4,963,143	4,583,604		10,813,951	9,908,342
Real estate taxes	3,332,223	3,180,526		6,894,578	6,567,139
	8,295,366	7,764,130		17,708,529	16,475,481
Net operating income – same properties (50 properties)2	$15,910,987	$15,237,000	4.4%	$32,227,439	$30,821,665	4.6%

Reconciliation to Most Directly Comparable GAAP Measure:
Net operating income - same properties	$15,910,987	$15,237,000		$32,227,439	$30,821,665
Net operating income - non-same activity	13,738,155	6,196,439		27,653,336	13,040,969
Other income (expense), net	7,709	(143,878)		(32,089)	(68,018)
General and administrative expense	(2,313,358)	(1,814,287)		(5,419,460)	(3,954,236)
Merger and acquisition costs	(3,280,098)	(236,613)		(7,760,487)	(413,512)
Impairment charge	-	(5,371,428)		-	(5,371,428)
Depreciation expense	(19,737,108)	(13,807,431)		(37,176,713)	(25,192,395)
Interest expense	(7,521,991)	(6,942,818)		(14,904,836)	(13,270,926)
Discontinued operations	-	(370,796)		-	(789,163)
Gain on sales of operating properties	-	-		6,688,110	-
Net loss attributable to noncontrolling interests	219,502	661,009		80,590	636,154
Dividends on preferred shares	(2,114,063)	(2,114,063)		(4,228,125)	(4,228,125)
Net loss attributable to common shareholders	$(5,090,265)	$(8,706,866)		$(2,872,235)	$(8,789,015)

____________________
1	Same Property analysis excludes operating properties in redevelopment
2
Same Property net operating income excludes net gains from outlot sales,  straight-line rent revenue bad debt expense and recoveries, lease termination fees, amortization of lease intangibles and significant prior year expense recoveries and adjustments, if any.

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization, interest expense, and impairment, if any.  The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance.

p. 10
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

NET OPERATING INCOME BY QUARTER

	Three Months Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Revenue:
Minimum rent	$31,221,687	$31,260,036	$26,778,302	$23,726,468	$22,652,292
Tenant reimbursements	8,315,228	9,162,860	7,071,611	6,257,937	5,537,062
Other property related revenue1	833,009	1,305,164	1,380,844	1,910,420	1,291,847
Overage rent	70,790	458,038	184,824	119,975	32,793
Parking revenue, net2	219,936	26,130	121,028	86,676	47,589
	40,660,650	42,212,228	35,536,609	32,101,476	29,561,583
Expenses:
Property operating – Recoverable3	5,536,914	6,399,906	4,831,008	4,506,739	4,099,564
Property operating – Non-Recoverable3	1,149,413	683,261	1,105,602	721,809	741,143
Real estate taxes	4,325,181	4,897,428	4,346,503	3,492,909	3,287,436
	11,011,508	11,980,595	10,283,113	8,721,457	8,128,143
Net Operating Income – Properties	29,649,142	30,231,633	25,253,496	23,380,019	21,433,440

Other Expense:
General, administrative, and other	(2,313,357)	(3,106,102)	(2,141,729)	(2,114,828)	(1,814,287)
Acquisition costs	(3,280,099)	(4,480,389)	(1,647,740)	(153,314)	(236,613)
	(5,593,456)	(7,586,491)	(3,789,469)	(2,268,142)	(2,050,900)
Earnings Before Interest, Taxes, Depreciation and Amortization	24,055,686	22,645,142	21,464,027	21,111,877	19,382,540

Depreciation and amortization	(19,737,108)	(17,439,606)	(13,913,089)	(15,373,538)	(13,807,433)
Interest expense	(7,521,991)	(7,382,845)	(7,181,116)	(7,541,534)	(6,942,818)
Income tax (expense) benefit of taxable REIT subsidiary	(75,614)	53,146	(155,927)	(30,596)	(104,833)
Other income (expense)	83,323	(92,944)	(23,231)	(47,013)	(39,045)
(Loss) income from continuing operations	(3,195,704)	(2,217,107)	190,664	(1,880,804)	(1,511,589)

Discontinued operations:
Operating income (loss) from discontinued operations, excluding impairment charge	—	—	230,048	1,393,465	(370,796)
Impairment charge	—	—	—	—	(5,371,428)
Gain on debt extinguishment	—	—	—	1,241,724	—
Gain on sale of operating properties, net of tax expense	—	3,198,772	—	486,692	—
Income (loss) from discontinued operations	—	3,198,772	230,048	3,121,881	(5,742,224)
(Loss) income before gain on sale of operating properties	(3,195,704)	981,665	420,712	1,241,077	(7,253,813)
Gain on sale of operating properties	—	3,489,338	—	—	—
Consolidated net (loss) income	(3,195,704)	4,471,003	420,712	1,241,077	(7,253,813)
Net loss (income) attributable to noncontrolling interest	219,502	(138,912)	34,193	15,173	661,009
Net (loss) income attributable to Kite Realty Group Trust	(2,976,202)	4,332,091	454,905	1,256,250	(6,592,804)
Dividends on preferred shares	(2,114,063)	(2,114,063)	(2,114,063)	(2,114,063)	(2,114,063)
Net (loss) income attributable to common shareholders	$(5,090,265)	$2,218,029	$(1,659,158)	$(857,813)	$(8,706,867)

NOI/Revenue	72.9%	71.6%	71.1%	72.8%	72.5%
Recovery Ratio4
– Retail Only	89.5%	85.7%	85.9%	85.4%	83.4%
– Total Portfolio	84.3%	81.1%	77.1%	78.2%	75.0%

____________________
1
Other property related revenue for the three months ended June 30, 2014 includes a pre-tax gain of $0.3 million from the sale of residential units at Eddy Street Commons and $0.3 million from the sale of an outlot at Tarpon Bay Plaza.

2	Parking revenue, net, represents the net operating results of the Eddy Street Parking Garage and the Union Station Parking Garage.
3
Recoverable expenses include total management fee expense (or G&A expense of $0.8 million) allocable to the property operations in the three months ended June 30, 2014, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt, ground rent, and legal expenses.

4	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.

p. 11
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

SUMMARY OF OUTSTANDING DEBT AS OF JUNE 30, 2014

TOTAL OUTSTANDING DEBT
	Outstanding Amount	Ratio	Weighted Average Interest Rate1	Weighted Average Maturity (in years)
Fixed Rate Debt:
Consolidated	$270,079,047	31%	5.76%	3.9
Variable Rate Debt (Hedged)	327,293,793	37%	3.13%	3.7
Total Fixed Rate Debt	597,372,840	68%	4.32%	3.8
Variable Rate Debt:
Construction Loans	168,820,875	19%	2.20%	1.1
Other Variable	60,556,366	7%	2.31%	4.2
Corporate Unsecured	375,000,000	43%	1.84%	4.3
Variable Rate Debt (Hedged)	-327,293,793	-37%	-1.99%	-3.7
Total Variable Rate Debt	277,083,448	32%	1.99%	3.0
Net Premiums	60,645	N/A	N/A	N/A
Total	$874,516, 933	100%	3.58%	3.5

SCHEDULE OF MATURITIES BY YEAR
	Mortgage Debt			Construction Loans	Total Outstanding Debt
	Scheduled Principal Payments	Term Maturities	Corporate Debt2
2014	$3,080,887	$-	$-	$76,595,896	$79,676,783
2015	6,033,032	42,775,241	-	52,930,680	101,738,953
2016	5,181,112	128,248,112	-	39,294,299	172,723,523
2017	3,693,899	10,390,814	-	-	14,084,713
2018	3,417,765	10,378,899	145,000,000	-	158,796,664
2019	3,207,185	-	230,000,000	-	233,207,185
2020	2,925,368	23,172,485	-	-	26,097,853
2021 and beyond	1,683,094	86,447,520	-	-	88,130,614
Net Premiums on Acquired Debt	60,645	-	-	-	60,645
Total	$29,282,987	$301,413,071	$375,000,000	$168,820,875	$874,516,933

____________________
1	Calculations on Hedged Debt assume a weighted average spread over LIBOR on all variable rate debt, consistent with the hedges’ designation.
2
This presentation reflects the Company’s exercise of its option to extend the maturity date by one year to February 26, 2018 for the Company’s revolving line of credit. On July 1, 2014, the line of credit and term loan were amended and restated to increase capacity and reduce interest rates.

**See Appendix page A-3 for pro-forma combined company debt as of June 30, 2014.

p. 12
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF JUNE 30, 2014

Property	Lender(s)	Loan Type	Interest Rate1	Maturity Date	Total Commitment	Balance as of June 30, 2014	% of Total Outstanding	Monthly Debt Service as of June 30, 2014

Rangeline Crossing8	Associated Bank	Construction Variable	LIBOR + 225	10/31/14	$18,425,000	$17,539,307		$-
Delray Marketplace2	Bank of America/USBank	Construction Variable	LIBOR + 175	11/18/14	62,000,000	59,056,589		-
2014 Debt Maturities						76,595,896	8.8%

Indian River Square	CMBS	Fixed Rate	5.42%	6/11/15	-	12,342,065		74,851
Plaza Volente	CMBS	Fixed Rate	5.42%	6/11/15	-	26,614,316		161,406
Zionsville Walgreens	Associated Bank	Other Variable	LIBOR + 225	6/30/15	4,704,000	4,551,400		-
Four Corner Square8	US Bank	Construction Variable	LIBOR + 225	7/10/15	22,800,000	18,885,990		-
Holly Springs Towne Center-Phase I	Bank of America	Construction Variable	LIBOR + 225	7/31/15	37,500,000	34,044,690		-
2015 Debt Maturities						96,438,461	11.1%

951 & 418	Key Bank	Other Variable	LIBOR + 225	1/3/16	-	5,000,000		-
Cool Creek Commons	CMBS	Fixed Rate	5.88%	4/11/16	-	16,765,511		106,534
Sunland Towne Centre	CMBS	Fixed Rate	6.01%	7/1/16	-	24,124,718		150,048
Pine Ridge Crossing	CMBS	Fixed Rate	6.34%	10/11/16	-	16,979,700		108,823
Riverchase Plaza	CMBS	Fixed Rate	6.34%	10/11/16	-	10,187,820		65,294
Traders Point	CMBS	Fixed Rate	5.86%	10/11/16	-	43,956,527		283,478
Parkside Town Commons	Huntington Bank (Admin. Agent)	Construction Variable	LIBOR + 210	11/21/16	87,225,000	39,294,299		-
Eastgate Pavilion	Associated Bank	Other Variable	LIBOR + 225	12/31/16	-	16,005,000		-
2016 Debt Maturities						172,313,575	19.7%

Geist Pavilion	CMBS	Fixed Rate	5.78%	1/1/17	-	10,789,154		65,135
2017 Debt Maturities						10,789,154	1.2%

Unsecured Credit Facility4,5	KeyBank (Admin. Agent)	Corporate Unsecured	LIBOR + 175	2/26/18	-	145,000,000		-
Beacon Hill Shopping Center3	Fifth Third Bank	Other Variable	LIBOR + 195	4/1/18	-	6,798,450		-
Whitehall Pike	CMBS	Fixed Rate	6.71%	7/5/18	-	6,506,761		77,436
2018 Debt Maturities						158,305,211	18.1%

Unsecured Term Loan5,6	KeyBank (Admin. Agent)	Corporate Unsecured	LIBOR + 165	2/21/19	-	230,000,000		-
2019 Debt Maturities						230,000,000	26.3%

Fishers Station	Old National Bank	Other Variable	LIBOR + 225	1/4/20	-	7,595,120		-
Bridgewater Marketplace	Old National Bank	Other Variable	LIBOR + 225	1/4/20	-	1,901,396		-
Thirty South	Associated Bank	Other Variable	LIBOR + 205	12/31/20	-	18,705,000		-
2020 Debt Maturities						28,201,516	3.2%

International Speedway Square	CMBS	Fixed Rate	5.77%	4/1/21	-	20,153,634		122,817
Bayport Commons7	CMBS	Fixed Rate	5.44%	9/1/21	-	12,638,745		74,045
Eddy Street Commons	CMBS	Fixed Rate	5.44%	9/1/21	-	24,555,277		143,859
Four Property Pool Loan	CMBS	Fixed Rate	5.44%	9/1/21	-	41,792,117		244,843
Centre at Panola, Phase I	CMBS	Fixed Rate	6.78%	1/1/22	-	2,672,702		36,583
2021 and Beyond Debt Maturities						$101,812,475	11.6%

TOTAL NET PREMIUMS ON ACQUIRED DEBT						$60,645
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET						$874,516,933	100%

____________________
1	At June 30, 2014, one-month LIBOR interest rate was 0.16%.
2
The Company owns Delray Marketplace in a joint venture through which it earns a preferred return (which is expected to deliver over 95% of cash flow to the Company), and 50% thereafter.  The loan is guaranteed by Kite Realty Group, LP.

3	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.
4	Assumes Company exercises its option to extend the maturity date by one year.
5
The Company has 62 unencumbered properties of which 56 are wholly owned and are guarantors under the unsecured credit facility and unsecured term loan.   The major unencumbered properties include: 12th Street Plaza, Beechwood Promenade, Bolton Plaza, Burnt Store Promenade, Castleton Crossing, Clay Marketplace, Cobblestone Plaza, Cool Springs Market, The Corner, Courthouse Shadows, Cove Center, Estero Town Commons, Fox Lake Crossing, Gainesville Plaza, Glendale Town Center, Hunter’s Creek Promenade, King's Lake, Kingwood Commons, Lakewood Promenade, Lithia Crossing, Market Street Village, Northdale Promenade, Oleander Place, Plaza at Cedar Hill, Portofino Shopping Center, Shoppes Plaza Green, Publix Woodruff, Shops at Eagle Creek, Shoppes of Eastwood, Shops at Rivers Edge, Stoney Creek Commons, Tarpon Bay Plaza, Traders Point II, Trussville Promenade I, Trussville Promenade II, Toringdon Market, Union Station Parking Garage, and Waterford Lakes.

6	Assumes Company exercises its option to extend the maturity date by six months.
7	The Company has a preferred return, then a 60% interest.
8	Loans were paid off on July 1, 2014 upon closing of merger with Inland Diversified.

p. 13
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

SCHEDULE OF OUTSTANDING DEBT AS OF JUNE 30, 2014 (CONTINUED)

Floating Rate Debt Hedged1
Lender	Loan Type	LIBOR Hedge Rate	Maturity Date	Balance as of June 30, 2014	Monthly Debt Service as of June 30, 2014
US Bank	Variable Rate	0.26%	11/18/14	$56,000,000	$12,250
Associated Bank	Variable Rate	1.35%	12/31/16	15,100,000	16,954
KeyBank	Variable Rate	3.31%	1/3/17	14,043,793	38,737
Various Banks	Variable Rate	0.91%	2/26/18	50,000,000	37,750
JP Morgan	Variable Rate	1.49%	8/21/18	40,950,000	50,710
Various Banks	Variable Rate	1.52%	4/30/19	125,000,000	158,167
Old National	Variable Rate	1.33%	1/4/20	10,000,000	11,083
Associated Bank	Variable Rate	2.12%	1/15/20	16,200,000	28,620

Total				$327,293,793	$354,271

____________________
1	Calculations on Hedged Debt assume a weighted average spread over LIBOR on all variable rate debt, as the hedges are designated with various pieces of debt.

p. 14
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)

As of June 30, 2014

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2014.

Tenant	Number of Stores	Total GLA	Number of Leases	Company Owned GLA1	Number of Anchor Owned Locations	Anchor Owned GLA2
Lowe’s Home Improvement3	6	832,630	2	128,997	4	703,633
Target	6	676,315	0	0	6	676,315
Publix	13	623,134	13	623,134	0	0
Wal-Mart	4	583,742	1	203,742	3	380,000
TJX Companies5	10	339,974	10	339,974	0	0
Dick's Sporting Goods	5	260,502	5	260,502	0	0
Bed Bath & Beyond4	9	258,668	9	258,668	0	0
Stein Mart	7	243,222	7	243,222	0	0
Beall's	4	240,996	3	204,552	1	36,444
Federated Department Stores	1	237,455	1	237,455	0	0
Total	65	4,296,638	51	2,500,246	14	1,796,392

____________________
1	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.
2	Includes the estimated size of the structures located on land owned by the Company and ground leased to tenants.
3	The Company has entered into one ground lease with Lowe’s Home Improvement for a total of 163,000 square feet, which is included in Anchor Owned GLA.
4	Includes Buy Buy Baby, Christmas Tree Shops and Cost Plus, which are owned by the same parent company.
5	Includes TJ Maxx, Home Goods and Marshalls, which are owned by the same parent company.

p. 15
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

TOP 25 TENANTS BY ANNUALIZED BASE RENT

As of June 30, 2014

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2014.

Tenant	Type of Property	Moody’s Credit Rating6	Number of Stores	Leased GLA/NRA2	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent1	Annualized Base Rent per Sq. Ft.3	% of Total Portfolio Annualized Base Rent
Publix	Retail	NR	13	623,134	6.9%	$5,699,860	$9.15	4.7%
TJX Companies 5	Retail	A3	10	339,974	3.8%	2,997,897	8.82	2.5%
Bed Bath & Beyond 4	Retail	Baa1	9	258,668	2.9%	2,842,608	10.99	2.3%
Dick's Sporting Goods	Retail	NR	5	260,502	2.9%	2,508,174	9.63	2.1%
PetSmart	Retail	NR	7	171,215	1.9%	2,354,649	13.75	1.9%
Lowe’s Home Improvement	Retail	A3	2	128,997	1.4%	1,764,000	6.04	1.5%
Stein Mart	Retail	NR	7	243,222	2.7%	1,642,208	6.75	1.4%
Marsh Supermarkets	Retail	NR	2	124,902	1.4%	1,633,958	13.08	1.3%
Beall's	Retail	NR	3	204,552	2.3%	1,632,407	7.98	1.3%
Staples	Retail	Baa2	5	101,762	1.1%	1,499,621	14.74	1.2%
Walgreens	Retail	Baa1	3	52,332	0.6%	1,425,191	27.23	1.2%
Indiana Supreme Court	Commercial	NR	1	78,313	0.9%	1,404,935	17.94	1.2%
Michaels	Retail	B3	5	114,103	1.3%	1,380,070	12.09	1.1%
Burlington Coat Factory	Retail	NR	2	182,400	2.0%	1,212,000	6.64	1.0%
Office Depot/Office Max	Retail	B2	5	112,338	1.2%	1,198,715	10.67	1.0%
HEB Grocery Company	Retail	NR	1	105,000	1.2%	1,155,000	11.00	1.0%
Wal-Mart	Retail	Aa2	1	203,742	2.3%	1,100,207	5.40	0.9%
LA Fitness	Retail	B2	2	73,000	0.8%	1,049,000	14.37	0.9%
Whole Foods	Retail	NR	2	66,144	0.7%	1,043,976	15.78	0.9%
Mattress Firm	Retail	B2	9	37,523	0.4%	959,871	25.58	0.8%
Regal Cinemas	Retail	B1	1	63,260	0.7%	930,555	14.71	0.8%
DSW	Retail	NR	3	63,380	0.7%	922,372	14.55	0.8%
Ross Stores	Retail	NR	3	87,574	1.0%	856,087	9.78	0.7%
City Financial Corp	Commercial	NR	1	52,151	0.6%	855,000	16.39	0.7%
Franks Theater CineBowl & Grille	Retail	NR	1	62,280	0.7%	850,752	13.66	0.7%
TOTAL			103	3,810,468	42.3%	$40,919,113	$10.30	33.8%

____________________
1	Annualized base rent represents the monthly contractual rent for June 2014 for each applicable tenant multiplied by 12. Annualized base rent does not include tenant reimbursements.
2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.
3	Annualized Base Rent per square foot is adjusted to account for the estimated square footage attributed to structures on land owned by the Company and ground leased to tenants.
4	Includes Buy Buy Baby, Christmas Tree Shops and Cost Plus, which are owned by the same parent company.
5	Includes TJ Maxx, Marshalls and HomeGoods
6	NR = Not rated

p. 16
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

LEASE EXPIRATIONS – OPERATING PORTFOLIO1

As of June 30, 2014

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2014.

	Number of Expiring Leases1	Expiring GLA/NRA2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2014	69	272,669	3.1%	$3,607,647	3.0%	$13.23	$255,475
2015	130	1,019,905	11.6%	12,718,749	10.7%	12.47	219,650
2016	145	1,123,004	12.8%	12,875,052	10.8%	11.46	0
2017	134	892,741	10.2%	13,020,613	10.9%	14.58	377,556
2018	139	897,067	10.2%	12,426,470	10.4%	13.85	0
2019	108	613,048	7.0%	9,146,827	7.7%	14.92	118,000
2020	63	926,512	10.6%	10,183,396	8.6%	10.99	156,852
2021	50	591,019	6.7%	7,395,541	6.2%	12.51	0
2022	49	482,365	5.5%	7,320,117	6.2%	15.18	0
2023	79	623,029	7.1%	10,121,804	8.5%	16.25	260,000
Beyond	96	1,328,787	15.2%	20,254,961	17.0%	15.24	2,279,898
	1,062	8,770,146	100.0%	$119,071,176	100.0%	$13.58	$3,667,431

____________________
1	Lease expiration table reflects rents in place as of June 30, 2014 and does not include option periods; 2014 expirations include 32 month-to-month tenants. This column also excludes ground leases.
2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent for June 2014 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 17
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS1

As of June 30, 2014

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2014.

	Number of Expiring Leases1,2	Expiring GLA/NRA3	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent4	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2014	5	136,213	1.6%	$875,606	0.7%	$6.43	$0
2015	22	711,266	8.1%	6,466,996	5.4%	9.09	0
2016	21	769,449	8.8%	5,948,636	5.0%	7.73	0
2017	19	552,008	6.3%	5,940,895	4.9%	10.76	0
2018	14	575,076	6.6%	5,002,685	4.2%	8.70	0
2019	15	390,268	4.5%	3,922,125	3.3%	10.05	0
2020	16	785,365	9.0%	7,085,327	6.0%	9.02	0
2021	16	485,360	5.5%	4,888,279	4.1%	10.07	0
2022	13	324,001	3.7%	4,060,985	3.4%	12.53	0
2023	15	369,127	4.2%	4,282,982	3.6%	11.60	0
Beyond	27	1,007,053	11.5%	13,310,022	11.1%	13.22	990,000
	183	6,105,186	69.6%	$61,784,539	51.9%	$10.12	$990,000

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more and include 3 month-to-month tenants.
2	Lease expiration table reflects rents in place as of June 30, 2014 and does not include option periods. This column also excludes ground leases.
3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.
4	Annualized base rent represents the monthly contractual rent for June 2014 for each applicable property multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 18
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

LEASE EXPIRATIONS – RETAIL SHOPS

As of June 30, 2014

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business as of June 30, 2014.

	Number of Expiring Leases1	Expiring GLA/NRA1,2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2014	64	136,456	1.6%	$2,732,041	2.4%	$20.02	$255,475
2015	106	270,055	3.1%	5,522,297	4.6%	20.45	219,650
2016	124	353,555	4.0%	6,926,416	5.8%	19.59	0
2017	113	257,623	2.9%	5,583,870	4.7%	21.67	377,556
2018	123	304,154	3.5%	7,040,213	5.9%	23.15	0
2019	92	217,527	2.5%	5,123,581	4.3%	23.55	118,000
2020	46	131,078	1.5%	2,914,301	2.5%	22.23	156,852
2021	33	99,497	1.1%	2,365,530	2.0%	23.77	0
2022	33	107,318	1.2%	2,385,513	2.0%	22.23	0
2023	62	220,914	2.5%	5,170,633	4.3%	23.41	260,000
Beyond	65	214,810	2.5%	5,528,516	4.7%	25.74	1,289,898
	861	2,312,987	26.4%	$51,292,911	43.1%	$22.18	$2,677,431

____________________
1	Lease expiration table reflects rents in place as of June 30, 2014, and does not include option periods; 2014 expirations include 28 month-to-month tenants. This column also excludes ground leases.
2	Expiring GLA excludes estimated square footage to non-owned structures on land we own and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent for June 2014 for each applicable property multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 19
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

LEASE EXPIRATIONS – COMMERCIAL TENANTS

As of June 30, 2014

	Number of Expiring Leases1	Expiring NLA1	% of Total NRA Expiring	Expiring Annualized Base Rent2	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2014	0	0	0.0%	$0	0.0%	$0.00
2015	2	38,584	0.4%	729,456	0.6%	18.91
2016	0	0	0.0%	0	0.0%	0.00
2017	2	83,110	1.0%	1,495,847	1.3%	18.00
2018	2	17,837	0.2%	383,572	0.3%	21.50
2019	1	5,253	0.1%	101,120	0.1%	19.25
2020	1	10,069	0.1%	183,768	0.2%	18.25
2021	1	6,162	0.1%	141,732	0.1%	23.00
2022	3	51,046	0.6%	873,619	0.7%	17.11
2023	2	32,988	0.4%	668,189	0.6%	20.26
Beyond	4	106,924	1.2%	1,416,423	1.2%	13.25
	18	351,973	4.0%	$5,993,726	5.0%	$17.03

____________________
1	Lease expiration table reflects rents in place as of June 30, 2014 and does not include option periods. This column also excludes ground leases.
2	Annualized base rent represents the monthly contractual rent for June 30, 2014 for each applicable property multiplied by 12. Excludes tenant reimbursements.

p. 20
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

SUMMARY RETAIL PORTFOLIO STATISTICS INCLUDING JOINT VENTURE PROPERTIES

	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Company Owned GLA – Operating Retail1	8,489,877	8,483,449	8,358,846	6,065,122	6,289,945
Total GLA – Operating Retail1	11,296,321	11,295,013	11,463,830	8,483,361	8,930,133
Projected Owned GLA of Development and Redevelopment Projects Under Construction	831,698	914,636	879,754	1,199,235	1,111,082
Projected Total GLA of Development and Redevelopment Projects Under Construction2	1,055,093	1,138,031	1,073,890	1,570,540	1,482,387
Number of Operating Retail Properties	64	64	66	55	57
Number of Retail Development Properties Under Construction	3	2	2	3	4
Number of Retail Redevelopment Properties	4	4	4	5	4
Percentage Leased – Operating Retail	95.2%	95.3%	95.3%	95.9%	95.4%
Annualized Base Rent & Ground Lease Revenue – Operating Retail Properties3 (excludes redevelopment)	$112,602,606	$112,631,533	$108,829,221	$80,106,832	$82,155,103

____________________
1
Company Owned GLA represents gross leasable area owned by the Company. Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.

2
Projected Company Owned GLA Under Development or Redevelopment represents gross leasable area under development that is projected to be owned by the Company. Projected Total GLA Under Development or Redevelopment includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.

3	Annualized Base Rent represents the monthly contractual rent in effect for each period shown, multiplied by 12. Excludes tenant reimbursements.

p. 21
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

SUMMARY COMMERCIAL PROPERTY STATISTICS

Retail Portfolio	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Company Owned Net Rentable Area (NRA)1	386,852	386,852	386,852	379,974	379,974
Number of Operating Commercial Properties,4	2	2	2	2	2
Percentage Leased – Operating Commercial Properties	95.2%	95.2%	95.2%	94.2%	95.2%
Annualized Base Rent – Commercial Properties2,3	$5,993,727	$5,993,732	$5,941,788	$5,936,163	$6,068,454

____________________
1
Company Owned NRA does not include square footage of Union Station Parking Garage, a detached parking garage supporting the Thirty South property that includes approximately 850 parking spaces. It is managed by a third party.

2	Annualized Base Rent does not include tenant reimbursements or income attributable to the Union Station Parking Garage.
3	Annualized Base Rent includes $723,216 from KRG and subsidiaries as of June 30, 2014.
4	Includes the office space at Eddy Street Commons.

p. 22
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

DEVELOPMENT PROJECTS

Under Construction:
Project	Company Ownership %	MSA	Actual/ Projected Opening Date1	Projected Owned GLA2	Projected Total GLA3	Percent of Owned GLA Occupied4	Percent of Owned GLA Pre-Leased/ Committed5	Total Estimated Project Cost7	Cost Incurred as of June 30, 20146	Major Tenants and Non-owned Anchors
Holly Springs Towne Center, NC - Phase II	100%	Raleigh	Q3 2015	132,958	164,958	0.0%	79.5%	$49,000	$17,708	Target (non-owned), Frank Theatres, Bed Bath & Beyond, DSW, Jr. Box
Parkside Town Commons, NC – Phase I8	100%	Raleigh	Q2 2014	104,978	245,573	63.1%	91.5%	39,000	37,383	Target (non-owned), Harris Teeter (ground lease), Jr. Box, Petco
Parkside Town Commons, NC – Phase II	100%	Raleigh	Q4 2014	275,432	324,260	0.0%	63.9%	70,000	40,449	Frank Theatres, Golf Galaxy, Field & Stream
Total				513,368	734,791	12.9%	73.6%	$158,000	$95,540
Cost incurred as of June 30, 2014 included in Construction In Progress on balance sheet									$67,708

____________________
1
Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made. Stabilization (i.e., 85% occupied) typically occurs within six to twelve months after the opening date.

2
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Includes tenants that have taken possession of their space or have begun paying rent.
5
Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 16,387 square feet for which the Company has signed non-binding letters of intent.

6	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.
7	Cost incurred is reclassified to fixed assets on the consolidated balance sheet on a pro-rata basis as portions of the asset are placed in service.
8	The owned GLA for Parkside Town Commons Phase I includes a 53,000 square foot ground lease with Harris Teeter Supermarket.

p. 23
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

REDEVELOPMENT PROJECTS

Under Construction:
Project	Company Ownership %	MSA	Actual/ Projected Opening Date1	Projected Owned GLA2	Projected Total GLA3	Percent of Owned GLA Occupied4	Percent of Owned GLA Pre-Leased/ Committed5	Total Estimated Project Cost7	Cost Incurred as of June 30, 20146	Major Tenants and Non-owned Anchors
Bolton Plaza, FL	100%	Jacksonville	Q1 2014	155,637	155,637	85.4%	85.4%	$10,300	$ 6,748	Academy Sports & Outdoors, LA Fitness/Shops
Gainesville Plaza, FL	100%	Gainesville	Q2 2015	162,693	164,665	27.5%	81.6%	14,300	3,372	Burlington Coat Factory, Ross

Total				318,330	320,302	55.6%	83.5%	$24,600	$10,120
Cost incurred as of June 30, 2014 included in Construction In Progress on balance sheet									$3,371

Pending Commencement of Construction:
Project	Company Ownership %	MSA	Actual/ Projected Opening Date1	Projected Owned GLA2	Projected Total GLA3	Total Estimated Project Cost7	Cost Incurred as of June 30, 20146	Major Tenants and Non-owned Anchors
Hamilton Crossing, IN	100%	Indianapolis	TBD	69,596	77,296	TBD	30	TBD
Courthouse Shadows, FL	100%	Naples	TBD	134,867	134,867	TBD	500	Grocer, Office Max
Total				204,463	212,163		$530
Cost incurred as of June 30, 2014 included in Construction In Progress on balance sheet							$530

See prior page for footnotes

Summary of Construction In Progress on Consolidated Balance Sheet ($ in thousands):
Cost incurred for development projects under construction	$67,708
Cost incurred for redevelopment projects under construction	3,371
Cost incurred for redevelopment projects pending construction	530
Holly Springs Towne Center – Phase III	4,362
Miscellaneous tenant improvements and small projects	12,140
Construction In Progress on Consolidated Balance Sheet	$88,111

p. 24
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

PROPERTY DISPOSITIONS

Property Name	Property Type	State	MSA	Date Sold	Sales Price
50th & 12th	Single tenant (Walgreens)	WA	Seattle	1/7/14	$8,640,000
Red Bank Commons	Unanchored strip center	IN	Evansville	3/7/14	5,300,000
Ridge Plaza	A & P Grocery-anchored center	NJ	Oak Ridge	3/31/14	21,250,000
Total					$35,190,000

p. 25
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO

As of June 30, 2014

	Number of Operating Properties1	Owned GLA/NRA2	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent3	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq. Ft.
Indiana	22	2,496,891	28.2%	253	$33,885,020	29.5%	$13.96
• Retail	20	2,127,335	24.0%	235	27,891,294	24.3%	13.44
• Commercial	2	369,556	4.2%	18	5,993,726	5.2%	17.03
Florida	20	2,436,491	27.5%	364	32,351,970	28.1%	14.39
Texas	7	1,566,401	17.7%	156	20,799,157	18.1%	13.60
Alabama	2	512,649	5.8%	47	4,751,625	4.1%	9.69
Georgia	3	485,924	5.5%	61	5,456,148	4.7%	11.66
North Carolina	3	316,039	3.6%	53	4,858,727	4.2%	16.49
South Carolina	2	262,862	3.0%	21	2,930,114	2.6%	11.68
Ohio	1	236,230	2.7%	7	2,062,668	1.8%	8.73
Tennessee	1	223,912	2.5%	18	2,898,020	2.5%	14.91
Illinois	2	182,865	2.1%	20	2,319,300	2.0%	13.41
Washington	1	107,998	1.2%	25	2,140,907	1.9%	21.45
Oregon	2	31,171	0.4%	13	553,894	0.5%	23.63
Total	66	8,859,433	100.0%	1,038	$115,007,551	100.0%	$13.63

____________________
1
This table includes operating retail properties, operating commercial properties, and ground lease tenants who commenced paying rent as of June 30, 2014 and excludes four retail properties under redevelopment.

2
Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company.  It does not include 29 parcels or outlots owned by the Company and ground leased to tenants, which contain 18 non-owned structures totaling approximately 357,104 square feet.  It also excludes the square footage of Union Station Parking Garage.

3	Annualized Base Rent excludes $3,667,431 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants.

p. 26
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

OPERATING RETAIL PORTFOLIO SUMMARY REPORT

As of June 30, 2014

		Year	Owned GLA2			Leased
Property1	MSA	Built/ Renovated	Total	Anchors	Shops	Total	Anchors	Shops	ABR per Sqft	Major Tenants	Non-owned Tenants
Alabama
Clay Marketplace	Birmingham	1966/2003	66,165	44,840	21,325	94.7%	100.0%	83.5%	$12.55	Publix
Trussville Promenade	Birmingham	1999	446,484	354,010	92,474	95.8%	100.0%	79.8%	9.27	Wal-Mart, Regal Cinemas, Marshalls, Big Lots, PetSmart, Dollar Tree	Kohl's, Sam's Club

Florida
12th Street Plaza	Vero Beach	1978/2003	138,268	121,376	16,892	96.6%	100.0%	72.5%	9.58	Publix, Stein Mart, Tuesday Morning, Sunshine Furniture, Planet Fitness
Bayport Commons4	Oldsmar	2008	97,193	71,540	25,653	92.9%	100.0%	73.0%	15.84	Gander Mountain, PetSmart, Michaels	Target
Burnt Store Promenade	Punta Gorda	1989	94,223	42,112	52,111	74.9%	100.0%	54.6%	8.96	Publix	Home Depot
Cobblestone Plaza	Ft. Lauderdale	2011	133,213	68,169	65,044	99.2%	100.0%	98.3%	25.71	Whole Foods, Party City, All Pets Emporium
Cove Center	Stuart	1984/2008	155,063	130,915	24,148	95.0%	100.0%	68.0%	8.86	Publix, Beall's
Delray Marketplace	Delray	2013	260,153	107,880	152,273	87.8%	100.0%	79.1%	22.81	Franks Theater, Publix, Jos. A. Bank, Chicos, Charming Charlie, Ann Taylor
Estero Town Commons	Naples	2006	25,631	-	25,631	46.8%	0.0%	46.8%	18.57	Lowe’s
Hunter's Creek Promenade	Orlando	1994	119,729	55,999	63,730	97.1%	100.0%	94.5%	12.59	Publix
Indian River Square	Vero Beach	1997/2004	142,706	109,000	33,706	95.9%	100.0%	82.8%	10.87	Beall's, Office Depot	Target,Lowe’s Home Improvement
International Speedway Square	Daytona	1999	233,495	203,457	30,038	98.4%	100.0%	87.8%	10.87	Bed, Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods, Total Wine & More
King’s Lake Square	Naples	1986/2014	88,584	56,041	32,543	87.8%	100.0%	66.8%	17.14	Publix
Lakewood Promenade	Jacksonville	1948/1998	196,820	77,840	118,980	83.2%	100.0%	72.2%	11.20	SteinMart, Winn Dixie
Lithia Crossing	Tampa	2003	91,043	54,091	36,952	87.3%	100.0%	68.8%	13.69	Stein Mart, Fresh Market
Northdale Promenade	Tampa	1985/2002	175,925	118,269	57,656	94.5%	100.0%	83.1%	11.61	TJ Maxx, Bealls, Crunch Fitness	Sweetbay
Pine Ridge Crossing	Naples	1993	105,867	66,351	39,516	95.4%	100.0%	87.7%	15.92	Publix	Target, Beall's
Riverchase Plaza	Naples	1991/2001	78,291	48,890	29,401	98.5%	100.0%	95.9%	15.19	Publix
Shops at Eastwood	Orlando	1997	69,037	51,512	17,525	98.1%	100.0%	92.6%	12.68	Publix
Shops at Eagle Creek	Naples	1983	70,755	50,187	20,568	89.7%	100.0%	64.5%	14.80	Staples, Fresh Market	Lowe’s Home Improvement
Tarpon Springs Plaza	Naples	2007	82,547	60,151	22,396	96.6%	100.0%	87.5%	21.79	Cost Plus, AC Moore, Staples	Target
Waterford Lakes Village	Orlando	1997	77,948	51,703	26,245	96.7%	100.0%	90.1%	12.34	Winn-Dixie

Georgia
Beechwood Promenade	Athens	1961	342,217	247,011	95,206	95.4%	100.0%	83.6%	11.46	TJ Maxx, Georgia Theatre, CVS, BodyPlex, SteinMart, Tuesday Morning, Fresh Market, Jos A. Bank, Ann Taylor, Talbots
Publix at Acworth	Atlanta	1996	69,628	37,888	31,740	96.6%	100.0%	92.4%	11.93	Publix
The Centre at Panola	Atlanta	2001	74,079	51,674	22,405	100.0%	100.0%	100.0%	12.30	Publix

Illinois
Fox Lake Crossing	Chicago	2002	99,072	65,977	33,095	90.0%	100.0%	69.9%	13.43	Dominick's Finer Foods, Dollar Tree
Naperville Marketplace	Chicago	2008	83,793	61,683	22,110	100.0%	100.0%	100.0%	13.40	TJ Maxx, PetSmart	Caputo’s

Indiana
54th & College5	Indianapolis	2008	-	-	-	*	0.0%	0.0%	-	The Fresh Market (Ground Lease)
Beacon Hill4	Crown Point	2006	57,191	11,043	46,148	84.0%	100.0%	80.1%	14.97		Strack & VanTill, Walgreens
Boulevard Crossing	Kokomo	2004	124,631	74,440	50,191	96.7%	100.0%	91.8%	14.23	Petco, TJ Maxx, Ulta Salon	Kohl's
Bridgewater Marketplace	Indianapolis	2008	25,975	-	25,975	68.2%	0.0%	68.2%	17.68		Walgreens
Castleton Crossing	Indianapolis	1975	277,812	247,710	30,102	100.0%	100.0%	100.0%	10.75	K&G Menswear, Value City, TJ Maxx, Shoe Carnival, Dollar Tree, Burlington Coat Factory
Cool Creek Commons	Indianapolis	2005	124,646	63,600	61,046	100.0%	100.0%	100.0%	16.79	The Fresh Market, Stein Mart, Bang Fitness
Depauw University Bookstore and Café	Greencastle	2012	11,974	-	11,974	100.0%	0.0%	100.0%	8.36	Folletts, Starbucks

See footnotes on Page 29

p. 27
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

OPERATING RETAIL PORTFOLIO SUMMARY REPORT
 (CONTINUED)

As of June 30, 2014

		Year	Owned GLA2			Leased
Property1	MSA	Built/ Renovated	Total	Anchors	Shops	Total	Anchors	Shops	ABR per Sqft	Major Tenants	Non-owned Tenants
Eddy Street Commons	South Bend	2009	88,093	20,154	67,939	95.5%	100.0%	94.1%	22.49	Hammes Bookstore, Urban Outfitters
Fishers Station3	Indianapolis	1989	116,943	72,212	44,731	96.6%	100.0%	91.2%	11.72	Marsh Supermarkets, Goodwill, Dollar Tree
Geist Pavilion	Indianapolis	2006	64,102	29,700	34,402	95.9%	100.0%	92.3%	16.23	Goodwill, Ace Hardware
Glendale Town Commons	Indianapolis	1958/2008	393,002	329,546	63,456	99.1%	100.0%	94.5%	6.92	Macy’s, Landmark Theaters, Staples, Indianapolis Library, Walgreens	Lowe’s Home Improvement, Target
Greyhound Commons5	Indianapolis	2005	-	-	-	*	0.0%	0.0%	-		Lowe’s Home Improvement
Rangeline Crossing	Indianapolis	1986/2013	97,511	47,962	49,549	93.5%	100.0%	87.2%	21.53	Earth Fare, Walgreens
Rivers Edge	Indianapolis	2011	149,209	117,890	31,319	100.0%	100.0%	100.0%	19.62	Buy Buy Baby, Nordstrom Rack, The Container Store, Arhaus Furniture
Stoney Creek Commons	Indianapolis	2000	84,330	84,330	-	100.0%	100.0%	0.0%	11.84	HH Gregg, Office Depot, LA Fitness	Lowe’s Home Improvement
The Corner	Indianapolis	1984/2003	42,494	12,200	30,294	93.8%	100.0%	91.3%	15.95	Hancock Fabrics
Traders Point	Indianapolis	2005	279,684	238,721	40,963	99.2%	100.0%	94.3%	14.68	Dick's Sporting Goods, AMC Theatre, Marsh Supermarkets, Bed, Bath & Beyond, Michaels, Old Navy, PetSmart
Traders Point II	Indianapolis	2005	46,191	-	46,191	88.5%	0.0%	88.5%	25.18
Whitehall Pike	Bloomington	1999	128,997	128,997	-	100.0%	100.0%	0.0%	7.86	Lowe’s Home Improvement
Zionsville Walgreens	Indianapolis	2012	14,550	14,550	-	100.0%	100.0%	0.0%	28.54	Walgreens

North Carolina
Holly Springs Towne Center	Holly Springs	2013	207,589	109,233	98,356	90.8%	100.0%	80.6%	15.73	Dick's Sporting Goods, Marshalls, Petco, Ulta Salon	Target
Oleander Place	Wilmington	2012	47,911	30,144	17,767	95.0%	100.0%	86.6%	16.06	Whole Foods
Toringdon Market	Charlotte	2004	60,539	26,072	34,467	100.0%	100.0%	100.0%	19.19	Earth Fare

Ohio
Eastgate Pavilion	Cincinnati	1995	236,230	231,730	4,500	100.0%	100.0%	100.0%	8.73	Best Buy, Dick's Sporting Goods, Value City Furniture, PetSmart, DSW

Oregon
Cornelius Gateway4	Portland	2006	21,326	-	21,326	70.8%	0.0%	70.8%	21.10	Fedex/Kinkos	Walgreens
Shops at Otty	Portland	2004	9,845	-	9,845	84.7%	0.0%	84.7%	28.19		Wal-Mart

South Carolina
Plaza Green	Greenville	2000	194,807	172,136	22,671	94.7%	94.1%	100.0%	12.15	Bed Bath & Beyond, Christmas Tree Shops, Sears, Party City, Shoe Carnival, AC Moore, Old Navy
Publix at Woodruff	Greenville	1997	68,055	47,955	20,100	97.4%	100.0%	91.0%	10.37	Publix

Tennessee
Cool Springs Market	Nashville	1995	223,912	165,712	58,200	86.8%	87.9%	83.7%	14.91	Jo-Ann Fabric, Dicks Sporting Goods, Staples, Marshalls	Kroger

Texas
Burlington Coat Factory	San Antonio	1992/2000	107,400	107,400	-	100.0%	100.0%	0.0%	5.00	Burlington Coat Factory
Kingwood Commons	Houston	1999	164,356	74,826	89,530	98.1%	100.0%	96.4%	18.43	Randall's Food and Drug, Petco, Chico's, Talbots, Ann Taylor, Jos. A. Bank
Market Street Village	Hurst	1970/2004	156,625	136,746	19,879	100.0%	100.0%	100.0%	11.60	Jo-Ann Fabric, Ross, Office Depot, Buy Buy Baby
Plaza at Cedar Hill	Dallas	2000	303,458	244,065	59,393	98.0%	100.0%	89.5%	12.28	Hobby Lobby, Office Max, Ross, Marshalls, Sprouts Farmers Market, Toys “R” Us/Babies “R” Us, DSW

See footnotes on Page 29

p. 28
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

OPERATING RETAIL PORTFOLIO SUMMARY REPORT
(CONTINUED)

As of June 30, 2014

		Year	Owned GLA2			Leased
Property1	MSA	Built/ Renovated	Total	Anchors	Shops	Total	Anchors	Shops	ABR per Sqft	Major Tenants	Non-owned Tenants
Plaza Volente	Austin	2004	156,333	105,000	51,333	99.1%	100.0%	97.3%	15.84	H-E-B Grocery
Portofino Shopping Center	Houston	1999	371,792	211,858	159,934	94.0%	100.0%	86.1%	16.96	DSW, Michaels, Sports Authority, Lifeway Christian Store, SteinMart, Petsmart, Conn's Appliances, Old Navy
Sunland Towne Centre	El Paso	1996	306,437	265,037	41,400	98.9%	100.0%	91.7%	11.36	PetSmart, Ross, Kmart, Bed Bath & Beyond, Specs Fine Wines, Sprouts Farmers Market

Washington
Four Corner Square	Maple Valley	1985/2013	107,998	68,046	39,952	92.4%	100.0%	79.5%	21.45	Walgreens, Grocery Outlet, Johnson’s Do-It Center
Total			8,489,877	5,897,581	2,592,296	95.2%	99.5%	85.5%	$13.48

____________________
1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.
2	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of June 30, 2014, except for Greyhound Commons and 54th & College (see Note 5).
3
This property is divided into two parcels: a grocery store and small shops. The Company owns a 25% interest in the small shops parcel through a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $106,000. All remaining cash flow is distributed to the Company.

4	The Company owns and manages the following properties through joint ventures with third parties: Beacon Hill (50%); Cornelius Gateway (80%); and Bayport Commons (60%).
5
Property consists of ground leases only and, therefore, no Owned GLA. As of June 30, 2014, the following were leased: 54th & College – a single ground lease property; Greyhound Commons – two of four outlots leased.

p. 29
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

OPERATING COMMERCIAL PROPERTIES

As of June 30, 2014

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent1	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Indiana
Thirty South2	Indianapolis	1905/2002	Redeveloped	305,224	93.9%	$4,865,147	81.2%	$18.00	Indiana Supreme Court, City Securities, Kite Realty Group, Lumina Foundation
Union Station Parking Garage3	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Eddy Street Office (part of Eddy Street Commons) 4	South Bend	2009	Developed	81,628	100.0%	1,128,580	18.8%	13.83	University of Notre Dame Offices
Total				386,852	95.2%	$5,993,727	100.0%	$17.03

____________________
1	Annualized Base Rent represents the monthly contractual rent for June 2014 for each applicable property, multiplied by 12. Excludes tenant reimbursements.
2	Annualized Base Rent includes $723,216 from the Company and subsidiaries as of June 30, 2014.
3	The garage is managed by a third party.
4	The Company also owns Eddy Street Commons in South Bend, Indiana along with a parking garage that serves a hotel and the office and retail components of the property.

p. 30
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

EARNINGS GUIDANCE UPDATE FOR FULL YEAR 2014

As of June 30, 2014

Full-Year 2014
FFO per diluted common share, as adjusted	$0.49 – $0.52
Same Property NOI (updated Q1)	3.5% – 4.0%
Percent leased at year-end	95% – 96%
Asset Dispositions	$40 - $50 million

Note 1  Earnings guidance assumptions include the operations of the combined company for the second half of the year but exclude costs related to the merger.

Note 2  Reflecting the effects of the announced 1 for 4 reverse share split, which is expected to become effective on August 11, 2014, FFO per diluted common share, as adjusted would be in the range of $1.96 - $2.08.

p. 31
Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

APPENDIX

Prattville Town Center
Prattville, AL

SPORTS AUTHORITY
The Landing at Tradition
Port St. Lucie, FL

Draper Peaks
Draper, UT

T.J.maxx
Crossing at Killingly Commons
Dayville, CT

BARNES & NOBLE
City Center
White Plains, NY

Landstown Commons
Virginia Beach, VA

KOHL'S
Regal Court
Shreveport, LA

ROSS
Mullins Crossing
Augusta, GA

Centennial Center
Las Vegas, NV

Perimeter Woods
Charlotte, NC

Bayonne Crossing
Bayonne, NJ

University Town Center
Norman, OK

PRO FORMA COMBINED SUPPLEMENTAL DATA

JUNE 30, 2014

Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

COMBINED CORPORATE PROFILE

We completed our merger with Inland Diversified on July 1, 2014.  We now own 133 properties and 20.6 million owned square feet. The pages in this Appendix present pro forma combined information as of June 30, 2014 as if the merger had been consummated on that date.

	# of Properties	Owned GLA

Operating Properties1	126	19,578,904

Redevelopment Properties:
- Under Construction	2	320,302
- Pending Construction	2	212,163
Subtotal Redevelopment Properties	4	532,465
Total Operating and Redevelopment Properties	130	20,111,369

Development Projects:
- Under Construction	3	513,368
Total All Properties	133	20,624,737

____________________
1	Includes 124 retail and two commercial properties

Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

COMBINED COMPANY TOTAL OUTSTANDING DEBT SUMMARY1

As of June 30, 2014

	Outstanding Amount	Ratio	Weighted Average Interest Rate1	Weighted Average Maturity (in years)
Fixed Rate Debt:
Consolidated	$894,802,258	54%	5.07%	5.8
Variable Rate Debt (Hedged)	490,620,654	29%	3.29%	3.7
Total Fixed Rate Debt	1,385,422,912	83%	4.44%	5.1
Variable Rate Debt:
Construction Loans	132,395,579	8%	2.14%	1.2
Other Variable	290,429,041	17%	2.44%	4.6
Corporate Unsecured2	355,000,000	21%	1.52%	5.3
Variable Rate Debt (Hedged)	-490,620,654	-29%	-1.97%	-3.7
Total Variable Rate Debt	287,203,966	17%	1.97%	5.4

Total	$1,672,626,878	100%	4.01%	5.1

____________________
1	Schedule reflects post merger loan paydowns of Rangeline Crossing, Four Corner Square and 951 & 41.
2	Reflects paydown of unsecured credit facility to $125 million and the change in interest rates from the July 1, 2014 amendments of the unsecured credit and term loan facilities.

Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

TOP 10 COMBINED RETAIL TENANTS

As of June 30, 2014

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2014.

Tenant	Number of Stores	Moody’s Credit Rating1	Leased GLA	Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Publix	20	NR	959,853	$9,446,607	3.6%
PetSmart	22	NR	453,063	6,688,495	2.5%
TJX Companies	21	A3	642,557	6,160,325	2.3%
Office Depot/Office Max	21	B2	431,234	5,766,954	2.2%
Dick's Sporting Goods	10	NR	490,622	5,375,691	2.0%
Lowe's Home Improvement	5	A3	611,158	5,039,000	1.9%
Ross Stores	16	NR	460,580	4,917,367	1.9%
Bed Bath & Beyond	18	NR	494,472	4,883,730	1.8%
Michaels	15	NR	316,232	4,086,266	1.5%
Walgreens	8	Baa1	121,881	4,047,792	1.5%
	156		4,981,652	$56,412,226	21.2%
1 NR = Not rated

Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

LEASE EXPIRATIONS – COMBINED OPERATING PORTFOLIO

As of June 30, 2014

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2014.

	Number of Expiring Leases	Expiring GLA/NRA	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2014	110	393,565	2.1%	$6,124,372	2.3%	$15.56	$255,475
2015	244	1,363,995	7.2%	19,440,666	7.4%	14.25	219,650
2016	290	1,669,491	8.8%	22,075,765	8.4%	13.22	0
2017	294	1,814,839	9.5%	28,250,011	10.8%	15.57	377,556
2018	349	2,481,541	13.0%	36,970,392	14.1%	14.90	0
2019	245	1,684,744	8.9%	27,573,204	10.5%	16.37	118,000
2020	109	1,986,564	10.4%	18,718,685	7.1%	9.42	156,852
2021	87	838,314	4.4%	12,199,713	4.6%	14.55	0
2022	90	957,222	5.0%	15,171,295	5.8%	15.85	0
2023	119	1,036,172	5.4%	16,463,732	6.3%	15.89	260,000
Beyond	198	4,798,595	25.2%	59,879,604	22.8%	12.48	2,279,898
	2,135	19,025,042	100.0%	$262,867,440	100.0%	$13.82	$3,667,431

Summary of Ground Lease Rent

Inland Diversified ground lease rent included in expiring base rent above	$14,518,614
KRG ground lease rent shown separately above	3,667,431
Total ground lease rent	$18,186,045

Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

LEASE EXPIRATIONS – COMBINED RETAIL ANCHOR AND SHOP TENANTS

As of June 30, 2014

Anchor Tenants

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2014.

	Number of Expiring Leases	Expiring GLA/NRA	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2014	6	147,233	0.8%	$1,140,086	0.4%	$7.74	$0
2015	28	795,772	4.2%	7,664,201	2.9%	9.63	0
2016	34	1,031,120	5.4%	8,903,240	3.4%	8.63	0
2017	45	1,124,100	5.9%	13,229,719	4.9%	11.77	0
2018	55	1,679,119	8.8%	17,812,163	6.8%	10.61	0
2019	43	1,136,444	6.0%	14,540,206	5.5%	12.79	0
2020	36	1,759,142	9.3%	13,997,511	5.3%	7.96	0
2021	23	636,093	3.3%	7,025,734	2.7%	11.05	0
2022	26	684,911	3.6%	8,901,887	3.4%	13.00	0
2023	27	679,943	3.6%	8,271,605	3.1%	12.17	0
Beyond	79	4,266,010	22.4%	46,961,045	17.8%	11.01	990,000
	402	13,939,887	73.3%	$148,447,398	56.5%	$10.65	$990,000

Shop Tenants

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business as of June 30, 2014.

	Number of Expiring Leases	Expiring GLA/NRA	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2014	104	246,332	1.3%	$4,984,286	2.0%	$20.23	$255,475
2015	214	529,639	2.8%	11,047,009	4.2%	20.86	219,650
2016	256	638,371	3.4%	13,172,524	5.0%	20.63	0
2017	247	607,629	3.2%	13,524,444	5.1%	22.26	377,556
2018	292	784,585	4.1%	18,774,657	7.1%	23.93	0
2019	201	543,047	2.9%	12,931,877	4.9%	23.81	118,000
2020	72	217,353	1.1%	4,537,406	1.7%	20.88	156,852
2021	63	196,059	1.0%	5,032,248	1.9%	25.67	0
2022	61	221,265	1.2%	5,395,790	2.1%	24.39	0
2023	90	323,241	1.7%	7,523,938	2.9%	23.28	260,000
Beyond	115	425,661	2.2%	11,502,136	4.5%	27.02	1,289,898
	1715	4,733,182	24.9%	$108,426,315	41.2%	$22.91	$2,677,431

Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

INLAND DIVERSIFIED OPERATING RETAIL PORTFOLIO SUMMARY

As of June 30, 2014

		Year	Owned GLA2			Leased Percentage			Annualized Base Rent per Sqft
Property1	MSA	Built/ Renovated	Total	Anchors	Shops	Total	Anchors	Shops
Alabama
Eastside Junction	Athens	2008	79,700	45,600	34,100	93.8%	100.0%	85.6%	$12.17
Harvest Square	Harvest	2008	70,590	45,600	24,990	93.2%	100.0%	80.8%	14.97
Prattville Town Center	Prattville	2007	168,842	112,042	56,800	98.2%	100.0%	94.7%	14.34

Arkansas
Fairgrounds Crossing	Hot Springs	2011	155,127	126,613	28,514	98.7%	100.0%	92.8%	13.02

Arizona
The Corner	Tucson		79,902	55,883	24,019	100.0%	100.0%	100.0%	27.96

Connecticut
Crossing at Killingly Commons	Killington	2010	388,802	317,743	71,059	98.4%	100.0%	91.0%	10.93

Florida
Centre Point Commons	Bradenton	2007	119,275	93,574	25,701	98.8%	100.0%	94.6%	17.97
Colonial Square	Fort Myers	2010	272,354	236,283	36,071	94.8%	100.0%	60.6%	11.65
Lake City Commons - Phase II	Lake City	2011	16,291	12,131	4,160	100.0%	100.0%	100.0%	14.86
Lake City Commons	Lake City	2008	66,510	45,600	20,910	92.4%	100.0%	75.8%	13.66
Lake Mary Plaza	Lake Mary	2009	21,370	14,880	6,490	100.0%	100.0%	100.0%	37.68
Miramar Square	Miramar	2008	238,334	137,505	100,829	83.1%	85.5%	79.8%	17.98
Palm Coast Landing	Palm Coast	2010	171,297	106,292	65,005	88.6%	85.4%	93.8%	18.64
Pleasant Hill Commons	Kissimmee	2008	70,642	45,600	25,042	92.4%	100.0%	78.4%	14.03
Publix at St. Cloud	St. Cloud	2003	78,820	54,379	24,441	92.7%	100.0%	76.5%	12.35
Saxon Crossing	Orange City	2009	119,894	95,304	24,590	99.0%	100.0%	95.1%	14.62
Shops at Julington Creek	Jacksonville	2011	40,207	21,038	19,169	92.9%	100.0%	85.2%	18.24
Temple Terrace	Temple Terrace	2012	90,377	58,798	31,579	100.0%	100.0%	100.0%	10.37
The Landing at Tradition	Port St Lucie	2007	359,758	272,944	86,814	89.3%	100.0%	55.5%	15.22
Tradition Village Center	Port St Lucie	2006	112,421	45,600	66,821	78.2%	100.0%	63.4%	15.25
Village Walk	Fort Myers	2009	78,533	54,340	24,193	90.0%	100.0%	67.5%	15.87

Georgia
Heritage Square	Conyers	2010	22,385	10,479	11,906	84.6%	100.0%	71.0%	34.94
Mullins Crossing	Evans	2005	297,168	236,340	60,828	100.0%	100.0%	100.0%	11.65

Illinois
South Elgin Commons	South Elgin	2011	128,000	128,000	-	100.0%	100.0%	0.0%	13.84

Indiana
Bell Oaks Centre	Newburgh	2008	94,811	74,122	20,689	98.5%	100.0%	93.0%	11.59
Lima Marketplace	Fort Wayne	2008	106,880	71,521	35,359	98.7%	100.0%	96.0%	15.96

Lousiana
Regal Court	Shreveport	2008	363,174	281,404	81,770	90.8%	92.9%	83.5%	10.42

Missouri
Branson Hills Shopping Center	Branson	2005	466,218	380,971	85,247	99.1%	100.0%	95.1%	8.82
Hawk Ridge	Lake St Louis	2008	75,951	66,081	9,870	98.2%	100.0%	85.8%	12.08

Nebraska
Whispering Ridge	Omaha	2008	69,676	69,676	-	100.0%	100.0%	0.0%	14.24

Nevada
Cannery Corner	Las Vegas	2008	44,472	-	44,472	84.7%	0.0%	84.7%	36.06
Centennial Center	Las Vegas	2002	857,832	648,258	209,574	96.5%	100.0%	85.7%	11.21
Centennial Gateway	Las Vegas	2005	192,999	139,861	53,138	97.9%	100.0%	92.3%	23.69
Eastern Beltway	Las Vegas	1998	525,226	446,764	78,462	99.8%	100.0%	98.5%	8.75
Eastgate	Las Vegas	1998	96,589	53,030	43,559	88.5%	100.0%	74.4%	21.64
Lowe's Plaza	Las Vegas	2007	30,208	-	30,208	37.1%	-	37.1%	32.18

Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14

INLAND DIVERSIFIED OPERATING RETAIL PORTFOLIO SUMMARY
(CONTINUED)

As of June 30, 2014

		Year	Owned GLA2			Leased Percentage			Annualized Base Rent per Sqft
Property1	MSA	Built/ Renovated	Total	Anchors	Shops	Total	Anchors	Shops
New Hampshire
Merrimack Village Center	Merrimack	2007	82,292	54,000	28,292	100.0%	100.0%	100.0%	12.72

New Jersey
Bayonne Crossing	Bayonne	2011	360,045	289,911	70,134	98.2%	100.0%	90.8%	$14.19

New York
City Center	White Plains	2004	365,905	329,360	36,545	97.6%	100.0%	76.1%	25.73

North Carolina
Landing at Ocean Isle	Ocean Isle Beach	2009	53,220	41,982	11,238	94.5%	100.0%	74.1%	17.16
Memorial Commons	Golsboro		111,271	73,876	37,395	91.0%	100.0%	73.1%	11.95
Northcrest Shopping Center	Charlotte	2008	133,674	76,053	57,621	95.7%	85.2%	109.4%	21.31
Perimeter Woods	Charlotte	2008	303,328	271,347	31,981	99.7%	100.0%	96.9%	14.93
Walgreens Plaza	Jacksonville	2010	42,219	27,779	14,440	87.9%	100.0%	64.7%	21.99

Oklahoma
Shops at Moore	Moore	2010	259,692	187,916	71,776	99.5%	100.0%	98.3%	11.98
Silver Springs Pointe	Oklahoma City	2001	135,028	107,099	27,929	92.8%	100.0%	65.0%	10.69
University Town Center	Norman	2009	158,516	77,097	81,419	95.6%	100.0%	91.5%	17.42
University Town Center Phase II	Norman	2012	259,133	202,185	56,948	96.6%	100.0%	84.5%	9.40

South Carolina
Hitchcock Plaza	Aiken		252,370	214,480	37,890	100.0%	100.0%	100.0%	9.21

Tennessee
Hamilton Crossing - Phase II & III	Alcoa	2008	179,864	135,737	44,127	97.6%	100.0%	90.0%	14.60

Texas
Waxahachie Crossing	Waxahachie	2010	97,127	72,191	24,936	98.8%	100.0%	95.2%	14.03
Wheatland Town Crossing	Wheatland	2012	200,694	153,939	46,755	97.9%	100.0%	90.9%	15.49
Westside Market			93,377	70,000	23,377	97.4%	100.0%	89.4%	16.05

Utah
Draper Crossing	Draper	2012	167,148	115,916	51,232	97.9%	100.0%	93.3%	14.61
Draper Peaks	Draper	2012	229,794	101,464	128,330	98.6%	100.0%	97.5%	18.30

Virginia
Landstown Commons	Virginia Beach	2007	409,747	217,466	192,281	94.2%	100.0%	87.7%	18.87

Wisconsin
Copp's Grocery	Stevens Point	2012	69,911	69,911	-	100.0%	100.0%	0.0%	15.50
Fox Point	Neenah	2008	171,121	112,127	58,994	80.9%	81.0%	80.8%	9.91
Shoppes at Prairie Ridge	Pleasant Prairie	2009	232,606	183,018	49,588	96.9%	100.0%	85.5%	10.78
Village at Bay Park	Ashwaubenon	2005	180,754	122,378	58,376	94.6%	100.0%	83.2%	8.24
Total Inland Diversified1			10,719,471	7,911,488	2,807,983	95.7%	98.9%	86.6%	$14.06

Total Kite pre-merger (page 29)2			8,489,877	5,897,581	2,592,296	95.2%	99.5%	85.5%	$13.48
Combined Total Operating Retail			19,209,348	13,809,069	5,400,279	95.5%	99.1%	86.1%	$13.81

Annualized Base Rent per square foot, excluding all ground lease square footage									$ 15.00

____________________
1	Includes square footage attributable to ground leases
2	Excludes square footage attributable to ground leases

Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/14